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                                                                 EXHIBIT 10.12



                          FREMONT GENERAL CORPORATION
                       EMPLOYEE BENEFITS TRUST AGREEMENT


         TRUST AGREEMENT, dated September 7, 1995, by and between FREMONT GENERAL CORPORATION, a Nevada corporation (the "Company"), and MERRILL LYNCH TRUST COMPANY OF CALIFORNIA, as directed trustee of the Trust created hereby (the "Trustee").

         The Company is or may become obligated to make periodic contributions to existing and future compensation and benefit plans, agreements, programs and arrangements to make payments to or for the benefit of past, present or future employees or their beneficiaries. For the purpose of providing for the satisfaction, in whole or in part, of such obligations, as the Board of Directors of the Company may, in its discretion, from time to time determine, the Company desires to establish a trust (the "Trust"), which shall be a grantor trust within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended, the assets of which shall be subject to the claims of the Company's existing or future general creditors. The Company shall not be relieved of any obligation to such benefit plans, agreements, programs and arrangements by reason of establishing the Trust; provided, however, that to the extent that payments are made from the Trust in discharge of such obligations, the Company shall be relieved of such obligations.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

                                   ARTICLE I

                                 Establishment

         Section 1.1 Trust Fund. The assets held at any time and from time to time under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestments thereof, the earnings, dividends and
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income thereon, less disbursements from the Trust.  Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of this Agreement. This Trust shall be known as the Fremont General Corporation Employee Benefits Trust. It is intended that the Trust be an independent legal entity.

         Section 1.2 Trustee Acceptance. The Trustee hereby accepts this Trust and all the Company's right, title and interest in the property transferred to the Trust and all other property coming into the possession of the Trustee pursuant to the terms of this Agreement, and the Trustee agrees to hold, administer and distribute the Trust property and the income therefrom according to the terms and conditions of this Agreement.

         Section 1.3 Grantor Trust. The Trust is intended to be a grantor trust within the meaning of Section 671 of the Code and shall be construed accordingly. The Trust is intended not to be subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and shall be construed accordingly. The Trust Fund shall at all times remain subject to the claims of the Company's general creditors.

         Section 1.4 Separate Entity. The principal of the Trust Fund, any earnings thereon and the proceeds of any dispositions thereof shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes set forth in the Plans and this Agreement. No employee benefit plan of the Company or any of its subsidiaries (including the Plans), or any participant





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in any such plan, is intended to have any claim on, or any beneficial interest in, any assets of the Trust prior to the time such assets are distributed as provided in Article IV.

         Section 1.5 Irrevocability. The Trust shall not be revocable by the Company. This Agreement may be amended as provided in Section 12.1.

         Section 1.6 Representation The Company hereby represents that the Trust is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, that the Trust qualifies as a grantor trust within the meaning of Section 671 of the Code, that the Trust or interests therein are not required to be registered under federal or state securities laws and that the execution of this Trust Agreement and the effectuation of any of the transactions contemplated hereunder will not constitute a violation of federal or state securities laws.



                                   ARTICLE II

                                  Definitions

         The following definitions shall apply to the Trust:

         Section 2.1 "Administrative Committee" means the Company's Administrative Committee, which shall be appointed by the Board to direct the Trustee as required under this Agreement and to coordinate the administration of this Trust with the Company's compensation, incentive and benefits plans, agreements, programs and arrangements.

         Section 2.2  "Board" means the Board of Directors of the Company.

         Section 2.3 "Code" means the Internal Revenue Code of 1986, as amended.

         Section 2.4  "Company Stock" means shares of Common Stock of the
Company.





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         Section 2.5  "Extraordinary Dividend" means any dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares to be other than an ordinary dividend.

         Section 2.6 "Note" means any Promissory Note of the Trust to the Company representing indebtedness of the Trust incurred to purchase Company Stock.

         Section 2.7 "Plan" or "Plans" means any employee benefit plan, agreement, program or arrangement listed on Exhibit A annexed hereto. The Administrative Committee may add to or delete from Exhibit A such employee benefit plans, agreements, programs and arrangements of the Company or its subsidiaries as the Administrative Committee, in its sole discretion, shall determine; provided that at all times during which the trust is in existence, Exhibit A shall contain at a minimum one Plan that is subject to ERISA, and one Plan that is not so subject.

         Section 2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         Section 2.9 "ESOP" means the Fremont General Corporation Employee Stock Ownership Plan.

         Section 2.10 "ESOP Trustee" means the bank, trust company or other financial institution at the time serving as trustee under the ESOP.

         Section 2.11 "Trust Year" means the calendar year.

                                  ARTICLE III

                               Funding the Trust

         Section 3.1 Initial Delivery. Concurrently with the execution of this Agreement, the Company is conveying to the Trust cash which, notwithstanding Section 4.3 hereof, shall be used to acquire shares





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of Company Stock which shares shall be administered and disposed of by the
Trustee as provided in Article IV hereof.

         Section 3.2  Contributions.

                 (a) Cash. In each Trust Year the Company may, in its sole discretion, contribute cash to the Trust in such amounts and at such times as the Company shall determine. Such cash, when added to the earnings of the Trust shall be applied by the Trustee for the following purposes, as directed by the Company: (i) Notwithstanding Section 4.3 hereof, and if directed by the Company acting through the Administrative Committee, to acquire shares of Company Stock which shall be administered and disposed of by the Trustee as provided in Article IV hereof; (ii) any cash remaining after purchasing shares of Company Stock pursuant to (i) immediately above, to make interest and principal payments on any Note. In the event contributions to, and earnings of, the Trust are insufficient to satisfy any installment of principal and interest on the due date thereof, the Company (acting through the Administrative Committee) may, in its discretion, forgive such installment to the extent of the insufficiency.

                 (b) Company Stock. In each Trust Year the Company may, acting through the Administrative Committee and in its sole discretion, contribute Company Stock to the Trust to be administered and disposed of by the Trustee as provided in Article IV hereof.

                 (c) Concurrently with any contribution of cash or Company Stock, if the Company so requires, the Trustee shall deliver to the Company, on behalf of the Trust, a Note as consideration for all or part of such cash loan, or in payment of the purchase price for the Company Stock so conveyed, as the case may be. In the event the Note is in payment of the purchase price for Company Stock, the principal amount shall be equal to the number of shares of Company Stock so contributed multiplied by





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the last sale price as reported on the New York Stock Exchange Composite Tape on the day of such transfer. Such Note (if required) shall be in substantially the form set forth as Exhibit B annexed hereto.

                 (d) The Trust shall have no remedy for any failure by the Company to make any contribution of cash or Company Stock to the Trust. The Trustees shall be under no duty or obligation to require the Company to make any cash or other contributions to the Trust.

         Section 3.3 Prepayments. The Company may, from time to time, contribute cash to the Trust in amounts sufficient to enable the Trust to prepay, in whole or in part, principal (and accrued interest thereon to the date of prepayment) of any Note at any time without premium or penalty or, in lieu of such prepayment, the Administrative Committee may, from time to time, direct that all or any part of such principal (and interest accrued thereon) shall be forgiven and the amount so directed shall be forgiven. Each such prepayment or forgiven amount of principal shall be applied to reduce installments of principal thereafter due on such Note in the order of their scheduled maturities.

         Section 3.4 Dividends. Dividends (other than an Extraordinary Dividend) paid in cash on Company Stock held by the Trust shall be used to pay interest on any Note as it becomes due, and any excess remaining after such payment shall be applied to the payment of principal thereon. Non-cash dividends (other than an Extraordinary Dividend) paid on Company Stock shall be reduced to cash as soon as practicable, in accordance with the directions of the Administrative Committee, and shall be used to pay interest and principal on any Note.

         Section 3.5 Investment of Cash. In all cases, unless otherwise instructed by the Administrative Committee the Trustee shall temporarily invest any cash it holds under this Agreement in accordance with Article VI to the extent it is not, at the time, required or used to acquire Company Stock or to pay interest and principal on any Note.





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                                   ARTICLE IV

                    Release of Company Stock and Allocations

         Section 4.1  Release of Company Stock.   As soon as practicable after
each payment, forgiveness or prepayment, if any, of principal (and accrued interest thereon) with respect to a Note, a number of shares of Company Stock shall be made available for transfer from the Trust ("Released Shares") in the manner set forth in Section 4.2. The total number of such shares shall equal the number of shares of Company Stock held in the Trust that are attributable to that Note (either purchased from the Company in consideration of the Note or acquired with the proceeds of a loan represented by such Note) and which are not Released Shares immediately prior to the payment, forgiveness or prepayment multiplied by a fraction, the numerator of which shall be the amount of principal paid or prepaid by the Trust on the Note or forgiven upon such payment or prepayment date or date of forgiveness and the denominator of which shall be the sum of the numerator plus the remaining principal amount of the Note. No fractional shares shall be released, and if the preceding computation results in fractional shares, the number of Released Shares shall be computed by rounding down to the next whole number. The number of Released Shares, as so determined, shall be certified to the Trustee by the Administrative Committee.

         Section 4.2  Transfer of Company Stock.   All shares of Company Stock,
including Released Shares, shares of Company Stock purchased by the Trust with cash of the Trust and shares of Company Stock contributed to the Trust by the Company, shall be transferred by the Trustee to or for the benefit of such Plans (or their participants and beneficiaries) as the Administrative Committee, in its sole discretion, shall determine. Such transfers shall be made at such times and in such amounts (not to exceed the amounts necessary to fund the benefits provided to participants under the selected Plans) as the Administrative Committee shall direct.





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         Section 4.3  Transfer of Other Assets.  Any assets other than Company
Stock held in the Trust pursuant to Section 6.1 or Section 6.3 shall be transferred by the Trustee in such amounts and at such times to or for the benefit of such Plans (or their participants and beneficiaries) as the Administrative Committee shall, in its sole discretion, determine.

         Section 4.4  Rights Regarding Common Stock.

                 (a) Voting Rights. The Trustee shall follow the directions of the ESOP participants with respect to the manner of voting of Company Stock held by the Trust on each matter pending before an annual or special meeting of shareholders of the Company or any action by written consent of such shareholders in lieu of such meeting. In connection with any such meeting of the shareholders or Action by written consent in lieu of such meeting, the Trustee shall obtain from the ESOP Trustee or its designee certification of the directions received from the ESOP participants (in the aggregate and not identifying any individual direction) directing the ESOP Trustee whether and how to vote, abstain or act by written consent with respect to, the Company Stock held by the ESOP Trustee. Upon receipt by the Trustee of such certification, the Trustee shall, on each such matter, vote, abstain or act by written consent with respect to the shares of Company Stock held by the Trust in the same proportion and manner as the ESOP Trustee. If the ESOP has been amended, terminated or merged with another Plan of the Company, such that participant direction of the voting of Company Stock is no longer required, the Trustee shall vote such shares as the Administrative Committee shall direct.

                 (b) Tender or Exchange Offer. If a tender or exchange offer is commenced for Company Stock, the Trustee shall obtain from the ESOP Trustee or its designee certification of the directions received from the ESOP participants directing the Company Stock held by the ESOP and upon receipt by the Trustee of such certification, the Company Stock held by the Trust shall be tendered or





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exchanged, or not tendered or exchanged, by the Trustee in the same proportion and manner as the ESOP Trustee. If the ESOP has been amended, terminated or merged with another Plan of the Company, such that Participant direction of such tender or exchange is no longer required, the Trustee shall tender or exchange, or not tender or exchange such Company Stock as the Administrative Committee shall direct.

                 (c) Notwithstanding any of the foregoing to the contrary, in the event the ESOP has been terminated and distributed, or merged with another plan, or the voting, tender or exchange of its shares of Company stock are for any reason no longer voted, tendered or exchanged according to participant direction, and if the Administrative Committee so directs, the Trustee shall vote, tender or exchange such shares in accordance with the direction of the Participants of one or more other plans eligible for funding from this Trust in such manner as the Administrative Committee shall determine.

                 (d) Confidentiality. All voting and other actions taken pursuant to this Section 4.4 (a), (b) and (c) shall be held confidential by the Trustee and shall not be divulged or released to any person (other than agents of the Trustee), including officers and employees of the Company and its affiliates, except as may be necessary to effectuate such voting or action or in response to a court order.

                 (e) Trustee Action. The Trustee shall not make any recommendations regarding the manner of Participant exercise of any rights under this Section 4.4, including whether or not any rights should be exercised.

         Section 4.5 Withholding. The Trustee, at the direction of the Administrative Committee, shall withhold any taxes from any payment to the extent, if any, required by applicable law and in such amounts, if any, as shall be specified by the Administrative Committee.

                                   ARTICLE V

                            Bankruptcy or Insolvency





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         Section 5.1  Deliveries to Creditors of the Company.  It is intended that the Trust Fund is and shall remain at all times subject to the claims of the general creditors of the Company. Accordingly, neither the Trustee nor the Company shall create any security interest in the Trust Fund in favor of any Plan or any creditor. If the Trustee receives the notice provided for in
Section 5.2, or if the Trustee otherwise receives actual notice that the Company is insolvent or bankrupt as defined in Section 5.2, the Trustee shall make no further distributions from the Trust Fund, and shall deliver the entire amount of the Trust Fund as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct. The Trustee shall resume distribution of the Trust Fund as directed by the Company under the terms hereof, upon not less than 30 days' advance notice to the Company, if it determines that the Company was not, or is no longer, bankrupt or insolvent. Such determination shall be made in a timely fashion, and shall be based upon a decision of a court of competent jurisdiction or a certification by the Chief Executive Officer of the Company of such a determination of its Board of Directors. The Trustee shall have no duty to inquire as to whether the Company is bankrupt or insolvent.

         Section 5.2 Notification of Bankruptcy or Insolvency. The Company shall advise the Trustee promptly in writing of the Company's bankruptcy or insolvency. The Company shall be deemed to be bankrupt or insolvent upon the occurrence of any of the following:

                          (a)     the Company shall make an assignment for the
benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator or trustee for it or a substantial part of its assets, or shall commence any case under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar law or statute of any jurisdiction (Federal or state), whether now or hereafter in effect; or there shall have been filed any such petition or application, or any such case shall have been





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commenced against it, in which an order for relief is entered or which remains undismissed for a period of 120 days; or the Company by any act or omission shall indicate its consent to, approval of or acquiescence in (i) any such petition, application or case or order for relief or (ii) the appointment of any custodian, receiver or trustee for it or any substantial part of its property, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 120 days; or

                          (b)     the Company shall generally not pay its debts
as such debts become due or shall cease to pay its debts generally in the ordinary course of business.



                                   ARTICLE VI

                                  Investments

         Section 6.1 Investments. Except where the Company has exercised its power of substitution under Section 6.3, the Trustee shall invest and reinvest the Trust Fund primarily in Company Stock; provided, however, that the Trustee may invest any portion of the Trust Fund temporarily in (i) United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including, but not limited to, certificates of deposit, time deposits, savings accounts and money market accounts, with maturities of less than one year, or (iii) a common, collective or pooled trust fund maintained by the Trustee whose investments are limited to those described in clauses (i) and (ii) of this Section 6.1, in which event such part of the Trust Fund so invested shall be subject to all the terms and provisions of the common, collective or pooled trust fund which contemplate the commingling for investment purposes of such trust assets with trust assets of other trusts. Notwithstanding the foregoing, the proceeds of a tender or exchange transaction to which Section 4.4(b) applies or any non-cash





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Extraordinary Dividend shall be reduced to cash and reinvested in Company
Stock, if available, or, to the extent not available, shall be held or invested as instructed by the Administrative Committee.

         Section 6.2 Trustee's Duties. The Trustee shall have no duty to determine or review the merit or suitability of investing the Trust Fund in Company Stock for the objectives of the Trust, and the Trustee shall have no liability for actions taken by it in conformity with Section 6.1.

         Section 6.3 Substitution of Assets. The Company shall have the right, at any time and from time to time, in its sole discretion, to substitute assets determined by the Company to have a value equal to that of any Common Stock or any other asset held by the Trust. This right shall be exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity. The Trustee shall retain such substitute assets in the Trust or shall dispose of such assets and reinvest the proceeds thereof in such investments (other than Company Stock) as the Administrative Committee shall direct.

                                  ARTICLE VII

                             Accounting by Trustee

         The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements and other transactions. All such records shall be open to inspection and audit at all reasonable times by the Company. Within sixty days following the close of each Trust Year and within sixty days after the removal or resignation of a Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding Trust Year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost and net proceeds of such purchases or sales, and showing





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all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. All tax returns and other regulatory filings, if any, required by the Trust shall be prepared by the Company. The Trustee shall make such filings as shall be directed by the Company and shall be entitled to rely on the accuracy of all returns and filings so prepared by the Company.

                                  ARTICLE VIII

                      Responsibility and Powers of Trustee

         Section 8.1 Duty of Trustee. The Trustee shall incur no liability for any action taken by the Trustee pursuant to a direction, request, or approval given by the Company, the Board, or the Administrative Committee in accordance with the terms of this Agreement; provided, that the Trustee shall invest the Trust Fund only as provided in Article VI and the Trustee shall incur no liability by reason of lack of diversification of the Trust Fund.

         Section 8.2 Indemnification of Trustee. The Company shall indemnify and hold the Trustee harmless from any liabilities, claims or expenses which it may incur in the exercise and performance of its powers and duties hereunder and which are not due to its negligence or bad faith, including any liability alleged to have resulted from a violation of law, including, without limitation, the Securities Act of 1933, or the rules and regulations of any authority having jurisdiction over the Company or any of its affairs. Notwithstanding any other provision of this Agreement, in the event the Trust is determined to be subject to the provisions of ERISA, the Company shall indemnify and hold the Trustee harmless from any liabilities, claims or expenses which it may incur in the exercise and performance of its powers and duties hereunder and which are not due to its gross negligence or bad faith.





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         Section 8.3  Management and Control of Trust Fund.  Subject to the
terms of this Agreement, the Trustee shall manage and control the assets of the Trust Fund as directed by the Company or the Administrative Committee.

         Section 8.4 Powers of the Trustee. Without in any way limiting the powers and discretion conferred upon it by the other provisions of this Agreement or by law, but subject to Article VI and any other provisions of this Agreement, the Trustee is expressly authorized and empowered:

                            (i)   to sell, exchange, convey, transfer or
otherwise dispose of any property held by it by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;

                           (ii)   to enter into contracts or to make
commitments either alone or in concert with others to sell at any future date any property held in the Trust Fund or to purchase any property which it may be authorized to acquire hereunder;

                          (iii)   subject to Section 4.4, to vote any stocks,
bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust Fund;





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                           (iv)   to make, execute, acknowledge and deliver any
and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

                            (v)   to register any investment held in the Trust
Fund in its own name or in the name of a nominee and to hold any investment in bearer form, or to combine //certificates representing such investments with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or to arrange for the deposit of such securities in a qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by any other person, or to deposit or to arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

                           (vi)   to employ suitable agents, depositaries and
counsel, domestic or foreign, and to pay their reasonable expenses and compensation out of the Trust Fund;

                          (vii)   to borrow money from any source as may be
necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Administrative Committee may direct;

                         (viii)   to deposit all or any part of the Trust Fund
in interest-bearing accounts maintained or savings certificates issued by the Trustee, in its separate corporate capacity, or in any other banking institution affiliated with the Trustee;

                         (ix)   to compromise or otherwise adjust all claims in
favor of or against the Trust;





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                            (x)   to maintain cash balances to meet anticipated
distributions from, or administrative expenses of, the Trust Fund without incurring any obligation to pay interest thereon; and

                            (xi)   to do all things that the Trustee reasonably
deems necessary to carry out the purposes of this Trust.

         Section 8.5 Valuation of Trust Fund. The Trustee shall value the assets of the Trust Fund as of the last business day of each Trust Year. Shares of Company Stock shall be valued at the Daily Value (as defined below) as of such date. "Daily Value" shall mean, with respect to a share of Company Stock, the closing reported sales price per share of Company Stock on the New York Stock Exchange Composite Tape, or if Company Stock is not traded on such stock exchange, the principal national securities exchange on which Company Stock is traded, or if not so traded, the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on any relevant date, or if not so reported, as determined by the Administrative Committee in a manner consistently applied.

                                   ARTICLE IX

                            Compensation of Trustee

         The Trustee shall be entitled to receive such reasonable compensation for its services as shall be agreed upon in writing by the Company and the Trustee. To the extent the compensation and expenses of the Trustee are not paid directly by the Company, they shall be paid by the Trust, but in all events shall remain an obligation of the Company.





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                                   ARTICLE X

                     Action by the Administrative Committee

         Any action with respect to the Trust by the Administrative Committee shall be taken by vote or consent of at least a majority of its members or by any member authorized by the Administrative Committee, as the case may be, to take action with respect thereto and shall be communicated to the Trustee by the chairman or any other member designated by the Administrative Committee.

                                   ARTICLE XI

                             Replacement of Trustee

         The Trustee may, with 30 days' advance written notice, be removed at any time by the Company or may resign, in which case a new trustee shall be appointed by the Company. Any successor trustee appointed by the Company shall be an independent, institutional trustee.

                                  ARTICLE XII

                       Amendment or Termination; Notices

         Section 12.1 Amendment. This Agreement may be amended at any time and to any extent by a written instrument executed by the Trustee and the Company, except to make the Trust revocable.

         Section 12.2 Termination. The Trust shall terminate upon the earliest of (i) January 1, 2010, (ii) the date on which the Trust no longer holds any assets, (iii) the date specified in a written notice of termination given by the Company to the Trustee, (iv) the date the Department of Labor or a court of competent jurisdiction determines (or, in the Administrative Committee's sole discretion, would be likely to determine) that the assets of the Trust are subject to Part 4 of Subtitle B of Title I of ERISA, or (v) the date the Internal Revenue Service or a court of competent jurisdiction determines (or, in the





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Administrative Committee's sole discretion, would be likely to determine) that any portion of the Trust Fund is presently taxable to any participant or beneficiary under any of the Plans.

         Section 12.3 Effect of Termination. Upon termination of the Trust, the Trustee shall sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to pay in full the remaining principal of all Notes and any accrued but unpaid interest thereon. The Administrative Committee may direct the Trustee as to the timing and manner of such sale in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. The proceeds of sale shall first be paid to the Company, or other holder of any Note, up to the amount of any unpaid principal and interest on such Note. In the event the proceeds of the sale shall be insufficient to discharge all Notes in their entirety, the Company shall be deemed to have forgiven all amounts that shall remain due and owing thereon. Any assets or Company Stock remaining in the Trust after such payment of any Notes shall be distributed to or for the benefit of any employee benefit plan (including one or more of the Plans) and in which a broad cross-section of non-collectively bargained employees of the Company or its subsidiaries participate, as the Administrative Committee shall, in its sole discretion, determine. Notwithstanding any other provision of this Agreement, in the event the Trust is terminated under clause (iv) or (v) of Section 12.2, the Trustee shall distribute all assets then constituting the Trust Fund to fund such Plans or benefits thereunder as is determined by the Administrative Committee.

         Section 12.4 Notices. Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally, delivered by overnight delivery service or sent by telecopier, addressed as follows:

                 If to the Company:

                          Fremont General Corporation
                          2020 Santa Monica Boulevard
                          6th Floor
                          Santa Monica, California  90404
                          Telephone No.:  (310) 315-5530
                          Telecopier No.: (310) 315-5598
                          Attention:  Raymond G. Meyers

                 If to the Trustee:

                          Merrill Lynch Trust Company of California
                          Employee Benefit Trust Administration
                          300 Davidson Avenue - 2nd Floor, West
                          Somerset, New Jersey  08873
                          Telephone No.:  (908) 627-7810
                          Telecopier No.: (908) 627-7699
                          Attention: Christopher C. Rosin

Notices shall be effective only upon receipt.

         The Company and the Trustee may change the address to which notices, requests and other communications are to be sent to it by giving written notice of such address change to the other parties in conformity with this Section 12.4.

                                  ARTICLE XIII

                                  Severability

         Any provision of this Agreement prohibited by law shall be ineffective to the extent of any such prohibition without invalidating the remaining provisions hereof.



                                  ARTICLE XIV

                                 Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

         IN WITNESS WHEREOF, the Company and the Trustee have executed this Agreement, in duplicate, as of the date set forth above.


                                 FREMONT GENERAL CORPORATION


                                 By: /s/ Raymond G. Meyers
                                     --------------------------
                                 Name:  Raymond G. Meyers
                                        ------------------------
                                 Title: Senior Vice President
                                        ------------------------

                                 MERRILL LYNCH TRUST COMPANY OF
                                 CALIFORNIA

                                 As Directed Trustee


                                 By: /s/ Chris Rosin
                                     ---------------------------
                                 Name:  Chris Rosin
                                        ------------------------
                                 Title: Trust Officer
                                        ------------------------

                                   EXHIBIT A


                        THE FREMONT GENERAL CORPORATION
                            EMPLOYEE BENEFITS TRUST
                                APPLICABLE PLANS


Plan Name
- ---------

Fremont General Corporation Employee Stock Ownership Plan

Fremont General Corporation Investment Incentive Program

Fremont General Corporation Excess Benefit Plan

Fremont General Corporation Supplemental Retirement Plan

Fremont General Corporation Senior Supplemental Retirement Plan

Fremont General Corporation Long-Term Incentive Compensation Plan of 1993

Fremont General Corporation Nonqualified Stock Option Plan of 1989

                                   EXHIBIT B


                                      NOTE


$_______________                                               [City, State]

                                                           ______________, 19___

         FOR VALUE RECEIVED, Merrill Lynch Trust Company of California, as directed trustee of the Fremont General Corporation Employee Benefits Trust (the "Trust"), promises to pay to Fremont General Corporation, a Nevada corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

         Principal and interest shall be due and payable in equal annual installments, with the final such payment to be made on January 1, 2010.
Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

         The undersigned, at the direction of the Company's Administrative Committee, may at any time prepay all or any portion of the principal or interest owing hereunder.

         The holder of this Note shall have full recourse against the Trust.

         Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the Trust.


                                     MERRILL LYNCH TRUST COMPANY OF
                                     CALIFORNIA
                                     As Directed Trustee


                                     By: ____________________________